Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income for the six months ended June 30, 2016 and for the year ended December 31, 2015, gives pro forma effect to the Business Combination and the related proposed financing transactions as if they had occurred on January 1, 2015. The Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2016 assumes that the Business Combination and the related proposed financing transactions were completed on June 30, 2016.

The Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2016 was derived from the unaudited Balance Sheets of Limbach and 1347 Capital as of June 30, 2016. The Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income for the six months ended June 30, 2016 and for the year ended December 31, 2015 was derived from the Unaudited Statements of Income and Comprehensive Income of Limbach and 1347 Capital for the six months ended June 30, 2016 and from the audited Statements of Income and Comprehensive Income of Limbach and 1347 Capital for the year ended December 31, 2015.

The Business Combination will be accounted for using the acquisition method of accounting with 1347 Capital identified as the accounting acquirer under the provisions of Accounting Standards Codification ("ASC") 805, "Business Combinations" ("ASC 805"). The pro forma adjustments are based on the information currently available. The pro forma adjustments are described in the accompanying notes. Actual results may differ materially from the assumptions used to present the accompanying Unaudited Pro Forma Condensed Combined Financial Information.

The Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income for the six months ended June 30, 2016 and for the year ended December 31, 2015 are not necessarily indicative of what the actual results of operations would have been had the Business Combination and related financing transactions taken place on the date indicated, nor is it indicative of the future consolidated results of operations of the post-merger company. The Unaudited Pro Forma Condensed Combined Financial Information should be read in conjunction with the accompanying notes, the Form 10-Q filed by Limbach Holdings, Inc. (f/k/a 1347 Capital Corporation) for the quarter ended June 30, 2016, the 8-K filed by Limbach Holdings, Inc. (f/k/a 1347 Capital Corporation) on July 26, 2016, and Limbach Management's Discussion and Analysis of Financial Condition and Results of Operations as of June 30, 2016.

The Unaudited Pro Forma Condensed Combined Financial Information has been prepared to illustrate the effect of the Business Combination and related financing transactions and has been prepared for informational purposes only and should not be relied upon. The historical consolidated financial statements have been adjusted in the Unaudited Pro Forma Condensed Combined Financial Information to give effect to pro forma events that are (1) directly attributable to the Business Combination and related financing transactions, (2) factually supportable and (3) with respect to the statement of operations and comprehensive income, expected to have a material continuing impact on the results of the post-merger company.

The Unaudited Pro Forma Condensed Combined Financial Information reflects redemptions of 2,800,000 shares of 1347 Capital common stock, resulting in an aggregate payment of $28,000,000 out of the Trust Account to 1347 Capital common shareholders. The redemption of 2,800,000 shares of 1347 Capital common stock resulted in a payment of $18,000,000 cash from the Trust Account as consideration to Limbach owners.

In connection with the Business Combination cash consideration of $33,000,000, 2,200,005 Merger Shares, and 1,666,670 Merger Warrants were paid to Limbach owners as consideration pursuant to the Merger Agreement. 400,000 shares representing $10,000,000 principal amount of Class A Preferred Stock was issued to the Sponsor or its affiliates as additional financing.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of June 30, 2016

					Pro Forma		Pro Forma
			Pro Forma		Adjustments		Combined
			Adjustments		For		For
			For		Business		Business
	Limbach	1347	Financing	Notes	Combination	Notes	Combination

Assets
Cash and cash equivalents	$1,750,413	$63,185	$(28,943,851)	3a	$46,014,426	3c	$2,444,859
					$(28,000,000)	3l
			40,500,000	3b	(955,505)	3e
					10,000,000	3m
			(1,132,766)	3b	(3,851,043)	3f
					(33,000,000)	3g
Accounts receivable, net of allowance for doubtful accounts	92,121,896	-	-		-		92,121,896
Costs and estimated earnings in excess of billings on uncompleted contracts	23,184,241	-	-		-		23,184,241
Advances to and equity in joint ventures, net	6,240	-	-		-		6,240
Prepaids and other current assets	2,285,524	1,035	-		-		2,286,559
Total Current Assets	119,348,314	64,220	10,423,383		(9,792,122)		120,043,795

Property and equipment, Net	14,315,499	-	-		1,852,501	3h	16,168,000
Goodwill	-	-	-		20,655,291	3h	20,655,291
Other intangibles	-	-	-		20,170,000	3h	20,170,000
Cash and investmemts held in trust account	-	46,014,426	-		(46,014,426)	3c	-
Other assets	74,205	-	1,132,766	3b	-		1,206,971
Total Assets	$133,738,018	$46,078,646	$11,556,149		$(13,128,756)		$178,244,057

Liabilities
Current portion of long-term senior debt	$4,820,916	$-	$(3,498,750)	3a	$-		$1,322,166
			3,000,000	3b			3,000,000
Accounts payable including retainage	39,563,397	-	-		-		39,563,397
Billings in excess of costs and estimated earnings on uncompleted contracts	36,086,210	-	-		-		36,086,210
Accrued expenses and other current liabilities	13,270,663	953,543	-		(830,505)	3e	13,393,702
Note payable to stockholder	-	125,000	-		(125,000)	3e	-
Total Current Liabilities	93,741,186	1,078,543	(498,750)		(955,505)		93,365,475

Long-term senior debt, net of current portion	3,810,067	-	(2,001,774)	3a			1,808,293
			24,500,000	3b			24,500,000
Subordinated debt	23,443,327	-	(23,443,327)	3a			-
			13,000,000	3b			13,000,000
Other long-term liabilities	1,209,180	-	-				1,209,180

Total Liabilities	$122,203,760	$1,078,543	$11,556,149		$(955,505)		$133,882,947

Redeemable equity	$-	$39,959,190	$-		$(39,959,190)	3i	$-
Class A preferred shares, $25 par value, 1,000,000 shares authorized, 400,000 outstanding at June 30, 2016	-	-	-		10,000,000	3m	10,000,000

Shareholders' Equity
Net Limbach equity	$11,534,258	$-	$-		$(11,534,258)	3d	$-
Common stock		195	-		350	3j,3n	545
Additional paid-in capital		6,513,930	-		61,256,607	3j	67,770,537
					(27,999,720)	3n	(27,999,720)
	-	-	-		840,004	3o	840,004
Accumulated deficit		(1,473,212)	-		(4,777,043)	3k	(6,250,255)
Total Shareholders' Equity	$11,534,258	$5,040,913	$-		$(2,586,107)		$13,989,064

Total Liabilities and Shareholders' Equity	$133,738,018	$46,078,646	$11,556,149		$(13,128,756)		$178,244,057

Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income

For The Six Months Ended June 30, 2016

					Pro Forma		Pro Forma
			Pro Forma		Adjustments		Combined
			Adjustments		For		For
			For		Business		Business
	Limbach	1347	Financing	Notes	Combination	Notes	Combination

Revenue, net	$194,466,707	$-	$-		$-		$194,466,707
Cost of services	169,140,152	-	-		-		169,140,152

Gross profit	25,326,555	-	-		-		25,326,555

Selling, general and administrative expenses	20,116,813	1,033,085	-		-		21,149,898
Amortization	-	-	-		887,750	4d	887,750
Operating income	5,209,742	(1,033,085)	-		(887,750)		3,288,907

Interest expense	1,719,487	-	18,857	4a	-		1,919,496
	-	-	181,152	4b	-		-
Gain (loss) on sale of property and equipment	(3,215)	-	-		-		(3,215)
Other income		90,732	-		-		90,732

Income (Loss) before income taxes	3,487,040	(942,353)	(200,009)		(887,750)		1,589,864
Provision for income taxes		1,500	(80,003)	4c	661,275	4c	635,946

Net income (loss)	$3,487,040	$(943,853)	$(120,005)		$(1,549,025)		$874,157
Preferred share dividends	-	-	-		400,000	4e	400,000
Net income (loss) attributable to common stock holders	3,487,040	(943,853)	(120,005)		(1,949,025)		553,919
Other comprehensive income (loss)	-	-	-		-		-
Comprehensive income (loss)	$3,487,040	$(943,853)	$(120,005)		$(1,949,025)		$553,919
Weighted average shares outstanding - Basic & Diluted	N/A	1,872,846	-		4,054,959		5,927,805
Earnings (loss) per share - Basic & Diluted	N/A	$(0.50)	-		$(0.48)		$0.09

Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income

For The Year Ended December 31, 2015

					Pro Forma		Pro Forma
			Pro Forma		Adjustments		Combined
			Adjustments		For		For
			For		Business		Business
	Limbach	1347	Financing	Notes	Combination	Notes	Combination

Revenue, net	$331,349,686	$-	$-		$-		$331,349,686
Cost of services	285,937,632	-	-		-		285,937,632

Gross profit	45,412,054	-	-		-		45,412,054

Selling, general and administrative expenses	37,766,723	390,974	-		-		38,157,697
Amortization	-	-	-		1,775,500	4d	1,775,500
Operating income	7,645,331	(390,974)	-		(1,775,500)		5,478,857

Interest expense	3,200,069	-	247,905	4a	-		3,810,277
	-	-	362,303	4b	-		-
Gain (loss) on sale of property and equipment	(73,542)	-	-		-		(73,542)
Other income		51,370	-		-		51,370

Income (Loss) before income taxes	4,371,720	(339,604)	(610,208)		(1,775,500)		1,646,408
Provision for income taxes		-	(244,083)	4c	902,646	4c	658,563

Net income (loss)	$4,371,720	$(339,604)	$(366,125)		$(2,678,146)		$987,845
Preferred share dividends	-	-	-		800,000	4e	800,000
Net income (loss) attributable to common stock holders	4,371,720	(339,604)	(366,125)		(3,478,146)		187,845
Other comprehensive income (loss)	-	-	-		-		-
Comprehensive income (loss)	$4,371,720	$(339,604)	$(366,125)		$(3,478,146)		$187,845
Weighted average shares outstanding - Basic & Diluted	N/A	1,848,001	-		4,079,804		5,927,805
Earnings (loss) per share - Basic & Diluted	N/A	$(0.18)	-		$(0.85)		$0.03

Notes to Unaudited Pro Forma Condensed Combined Financial Information

1. Description of Transaction

Pursuant to the Merger Agreement and all Amendments, 1347 Capital has paid to the holders of Limbach membership interests and holders of Limbach options to acquire membership interests of Limbach consideration of an aggregate of $55,000,000, comprised of (a) $33,000,000 in cash, (b) 2,200,005 shares of 1347 Capital’s common stock, par value $0.0001 per share, (c) 666,670 Merger Warrants to purchase one share of 1347 Capital’s common stock at an exercise price of $12.50, and (d) 1,000,006 Merger Warrants to purchase one share of 1347 Capital’s common stock at an exercise price of $11.50. Per the relevant accounting rules, this business combination is reflective of:

• $33,000,000 Cash Consideration paid from the Trust Account;

• 2,200,005 shares of 1347 Capital’s common stock paid as consideration valued at $9.26 per share (the closing sales price of the common shares as of June 30, 2016 as reported on the Nasdaq Capital Market);

• 666,670 Merger Warrants issued as consideration valued at $0.24 per Merger Warrant using Black-Scholes valuation model with observable inputs as of June 30, 2016 ($9.26 underlying common stock price, 10% volatility, 1.401% risk free rate, $12.50 strike price, and 7 year expiry).

• 1,000,006 Merger Warrants issued as consideration valued at $0.68 per Merger Warrant using Black-Scholes valuation model with observable inputs as of June 30, 2016 ($9.26 underlying common stock price, 10% volatility, 1.401% risk free rate, $11.50 strike price, and 7 year expiry).

Limbach optionholders may elect to be substantially cashed-out or participate pro rata with the holders of Limbach membership interests to the extent of the implied value of the membership interests underlying the options. Options held by Cash-out Optionholders will be converted into the right to receive (a) an amount of cash equal to the aggregate implied value of the membership interests underlying such options (assuming the full exercise of all outstanding Limbach options for cash), less the exercise price of such options, less $1,000, and (b) 100 Merger Shares, each with a nominal value of $10.00 per share. Options held by Participating Optionholders will be converted into the right to receive (x) a pro rata share of the Merger Shares remaining after subtracting the aggregate number of Merger Shares issued to the Cash-out Optionholders, (y) an amount of cash equal to the aggregate implied value of the membership interests underlying such options (assuming the full exercise of all outstanding Limbach options for cash), less the exercise price of such options, less the aggregate nominal value of Merger Shares issued to such Participating Optionholder (provided that such amount shall not be negative), and (z) a pro rata share of the Merger Warrants, if any. All outstanding membership interests of Limbach then outstanding will be converted into the right to receive (a) a pro rata share of the Cash Consideration remaining after subtracting the cash amounts paid to the Cash-out Optionholders and the Participating Optionholders, (b) a pro rata share of the Merger Shares remaining after subtracting the aggregate number of Merger Shares issued to the Cash-out Optionholders, and (c) a pro rata share of the Merger Warrants, if any.

2. Basis of Presentation

The Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2016 assumes that the Business Combination and the related financing transactions were completed on June 30, 2016. The Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income for the six months ended June 30, 2016 and for the year ended December 31, 2015 gives pro forma effect to the Business Combination and the related proposed financing transactions as if they had occurred on January 1, 2015. The Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2016 was derived from the unaudited Balance Sheets of Limbach and 1347 Capital as of June 30, 2016. The Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income for the six months ended June 30, 2016 and for the year ended December 31, 2015 was derived from the unaudited Statements of Income and Comprehensive Income of Limbach and 1347 Capital for the six months ended June 30, 2016 and from the audited Statements of Income and Comprehensive Income of Limbach and 1347 Capital for the year ended December 31, 2015.

The Unaudited Pro forma Condensed Combined Financial Information was prepared using the acquisition method of accounting with 1347 Capital identified as the accounting acquirer under the provisions of ASC 805 and was based on the audited historical financial information of Limbach and 1347 Capital. The acquisition method of accounting, based on ASC 805, uses the fair value concepts defined in ASC 820, "Fair Value Measurement" ("ASC 820"). The historical consolidated financial information has been adjusted in the accompanying Unaudited Pro Forma Condensed Combined Financial Information to give effect to pro forma events that are (i) directly attributable to the Business Combination and the related proposed financing transactions, (ii) factually supportable, and (iii) with respect to the unaudited pro forma condensed combined statements of operations and comprehensive income expected to have a material continuing impact on the consolidated results.

ASC 820 defines fair value, establishes the framework for measuring fair value for any asset acquired or liability assumed under GAAP, expands disclosures about fair value measurements and specifies a hierarchy of valuation techniques based on the nature of the inputs used to develop the fair value measures. Fair value is defined in ASC 820 as "the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date". This is an exit price concept for the valuation of an asset or liability. Market participants are assumed to be buyers or sellers in the most advantageous market for the asset or liability. Fair value measurement for an asset assumes the highest and best use by these market participants, and as a result, assets may be required to be recorded which are not intended to be used or sold and/or to value assets at a fair value measurement that do not reflect management's intended use for those assets. Fair value measurements can be highly subjective and it is possible the application of reasonable judgment could develop different assumptions resulting in a range of alternative estimates using the same facts and circumstances. ASC 805 requires, among other things, that most assets acquired and liabilities assumed in a business combination be recognized at their fair values as of the acquisition date.

3. Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments

The purchase price and the allocation of the purchase price discussed below are preliminary. The final allocation of the purchase price will be determined at a later date and is dependent on a number of factors, including the determination of the final aggregate consideration paid in connection with the Business Combination as a result of all adjustments set forth in the Merger Agreement and the final evaluation of Limbach's tangible and identifiable intangible assets acquired and liabilities assumed. Such final adjustments, including increases or decreases to depreciation or amortization resulting from the allocation of purchase price to depreciable property and equipment and amortizable intangible assets, respectively, may be material. The final allocation is expected to occur within one year of the consummation of the Business Combination and any necessary adjustments will be reflected in 1347 Capital's financial statements accordingly.

The preliminary consideration and allocation of the purchase price to the estimated fair value of Limbach's assets acquired and liabilities assumed as if the acquisition date was December 31, 2015 is presented below:

1347 Capital Corp.

Pro Forma
Combined for
Business Combination
Calculation of Consideration
Cash consideration	$33,000,000
Stock issued to Limbach owners at FV	20,372,046
Warrants issued to Limbach owners at FV	680,004
Warrants issued to Limbach owners at FV	160,000
Total consideration to be transferred	54,212,050
Recognized amounts of identifiable assets acquired and liabilities assumed
Carrying value of Limbach net assets	11,534,000
Total recognized amounts of identifiable assets acquired and liabilities assumed	11,534,258
Total consideration less recognized amounts of identified net assets assumed	42,677,792
Fair value adjustments of net assets acquired
Indentifiable intangible assets:
Trade Name	9,410,000
Backlog	2,750,000
Customer Relationships	8,010,000
Property and equipment	1,852,501
Goodwill	$20,655,291

The following notes reference the Unaudited Pro Forma Condensed Combined Balance Sheet:

3a	Represents repayment of all existing debt except vehicle leases and state of Ohio loan, including i) $23,443,327 subordinated debt and ii) $5,500,000 of long term senior debt including $5,000,000 senior revolving line of credit, $500,000 term debt.
3b	Represents new debt financing, to including $24,000,000 senior term debt, average drawn balance of $3,500,000 from $25,000,000 senior line of credit, and $13,000,000 subordinated debt. 12.5% of $24,000,000 senior term debt is classified as short term based on expected amortization terms. One-time debt issuance costs in the amount of $1,132,766 were paid at closing and capitalized as other asset, to be amortized over the term of the loan. The recurring annual debt related costs and fee are reflected on the Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income.
3c	Represents release of 1347 Capital trust proceeds.
3d	Represents elimination of Limbach's net equity.
3e	Represents payments to Sponsor for: i) repayment of $125,000 note payable, and ii) payment of $830,505 for all accrued closing expenses of Limbach Holdings Inc.
3f	Represents cash payment for acquisition-related transaction costs of $3,851,043. In accordance with ASC 805, acquisition-related transaction costs and related charges are not included as a component of consideration to be transferred but are required to be expensed as incurred. The Unaudited Pro Forma Condensed Combined Balance Sheet reflects these costs as a reduction of cash with a corresponding decrease in retained earnings. These costs are not included in the Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income as they are directly related to the Business Combination and will be nonrecurring.
3g	Represents payment of $33,000,000 cash consideration to Limbach owners.
3h	As a result of the business combination, goodwill is calculated as the purchase price less the estimated fair value of assets acquired less liabilities assumed less any identifiable intangible assets. See disclosure above for details regarding this calculation, including $1,852,501 adjustment for fair value of assets acquired and $20,170,000 of identifiable intangible assets.
3i	At the time of issuance, certain of 1347 Capital's common stock was subject to a possible redemption and, as such, this amount was classified outside the equity section in 1347 Capital's historical condensed balance sheet as of June 30, 2016. Under the scenario whereby none of the shareholders elect to redeem these shares in connection with the Business Combination, the shares are no longer redeemable and have been reclassified as a component of shareholders equity.
3j	Represents the issuance of 2,200,005 common shares to Limbach owners in relation to the Business Combination at fair value of $9.26 as of June 30, 2016, issuance of 100,000 shares to EarlyBirdCapital pursuant to the Finder's Agreement at fair value of $9.26 as of June 30, 2016 and reclassification of 4,055,919 shares previously classified as subject to possible redemption.
3k	Represents payment of acquisition-related transaction costs of $3,851,043 as well as fair value of 100,000 shares issued to EarlyBirdCapital at merger pursuant to the Finder's Agreement. In accordance with ASC 805, acquisition-related transaction costs and related charges are not included as a component of consideration to be transferred but are required to be expensed as incurred. The Unaudited Pro Forma Condensed Combined Balance Sheet reflects these costs as a direct reduction in retained earnings. These costs are not included in the Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income as they are directly related to the Business Combination and will be nonrecurring.
3l	Adjustment to adjust trust proceeds such that $18,000,000 is left in the trust after conversions.
3m	Represents $10,000,000 proceeds from issuance of Preferred Stock at merger to Sponsor or its affiliates as additional financing. Preferred Stock terms include: i) $25 principal value, ii) no voting rights, iii) preferential dividends at a per annum rate of 8% in years 1 thru 3, 10% in years 4 thru 5, and 12% thereafter, iv) senior ranking to all classes of capital stock, v) mandatorily redeemable for $25 per share on the 6 year anniversary from the date of issuance, vi) each Preferred Stock is convertible at the option of the holder from issuance to maturity into 2 common shares representing a $12.50 per Preferred Stock conversion price, and vii) $.0001 par value . The Preferred Stock is mandatorily redeemable at 6 year anniversary, which would typically require its classification as a liability in accordance with ASC 480. But the mandatory redemption of the Preferred Stock is conditional since it is convertible into common shares at the option of the holder starting from the date of issuance until maturity, hence the Preferred Stock is not mandatorily convertible until the conversion option expires. Accordingly, the Preferred Stock has been classified as temporary equity pursuant to the provisions of ASC 480, specifically paragraph 480-10-55-11 that specifies such accounting treatment.
3n	Adjustment to i) equity consideration paid to Limbach owners of 2,200,005 given $28,000,000 trust conversion and ii) reduce 2,800,000 outstanding common shares due to trust conversion.
3o	Represents the value of 1,666,670 Merger Warrants issued to Limbach owners as additional purchase price. 666,670 Merger Warrants are exercisable into one common share for a purchase price of $12.50 per share, 1,000,006 Merger Warrants are exercisable into one common share for a purchase price of $11.50 per share, expires 7 years from the date of issuance, is not redeemable by the issuer, is not entitled to cash settlement as long as there is an effective registration statement and is entitled to standard anti-dilution adjustments. Based on these terms, the Merger Warrants are considered equity for accounting purposes. Since the Merger Warrants are not issued as compensation or payment for any service and are not marked to market (since considered equity), there is no impact on Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income.

4. Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income Adjustments

The following notes reference the Unaudited Pro Forma Condensed Combined Statements of Operations and Comprehensive Income:

4a	For the 6 months ended June 30, 2016 represents: 1) $1,652,246 six months interest expense pertaining to issuance of new debt, including $534,324 on $24,000,000 senior term debt @ 4.45270% interest rate (1 month LIBOR + 4.0%), $1,040,000 on $13,000,000 of subordinated debt @ 16% interest rate, and $77,922 on $25,000,000 of revolving line of credit with an estimated $3,500,000 average drawn balance @ 4.45270% interest rate (1 month LIBOR + 4.0%) and 2) adjustment for reversal of interest expense in the amount of $1,633,389 pertaining to the existing debt paid off based on 1/1/2015 merger assumption. For the year ended December 31, 2015 represents: 1) $3,304,493 annual interest expense pertaining to issuance of new debt, including $1,068,648 on $24,000,000 senior term debt @ 4.45270% interest rate (1 month LIBOR + 4.0%), $2,080,000 on $13,000,000 of subordinated debt @ 16% interest rate, and $155,845 on $25,000,000 of revolving line of credit with an estimated $3,500,000 average drawn balance @ 4.45270% interest rate (1 month LIBOR + 4.0%) and 2) adjustment for reversal of interest expense in the amount of $3,056,588 pertaining to the existing debt paid off based on 1/1/2015 merger assumption.
4b	For the 6 months ended June 30, 2016, represents $107,402 for six months amortization of an estimated $1,132,766 of one-time debt issuance costs over the term of debt, and $73,750 for six months of recurring debt related fees. For the year ended December 31, 2015, represents $214,803 in annual amortization of an estimated $1,132,766 of one-time debt issuance costs over the term of debt, and $147,500 in annual recurring debt related fees.
4c	Represents the income tax effect of the pro forma adjustments, including the tax provision for Limbach's income reported for the year ended December 31, 2015 and six months ended June 30, 2016, calculated using the U.S federal income tax rate of 35% and state tax rate of 5%. Limbach's income was not subject to taxes in 2015 and 2016 since it is an LLC that files taxes as a partnership but given the assumption of January 1st merger date for Unaudited Pro Forma Condensed Combined Statements of Operations and Comprehensive Income, an adjustment has been included as tax provision on Limbach's income reported for year ended December 31, 2015 and six months ended June 30, 2016. The effective tax rate of the combined company could be significantly different depending on post-acquisition income and other activities.
4d	To record pro forma amortization expense on the portion of the purchase price allocated to identifiable intangible assets as follows:

		Estimated	Estimated	Estimated
	Preliminary	Useful Life	2015 Annual	Q2, 2016
	Fair Value	In Years	Amortization	Amortization
Trade name	$9,410,000	Indefinite	$-	-
Backlog	2,750,000	2	1,375,000	343,750
Customer relationships	8,010,000	20	400,500	100,125
Total amortization expense	$20,170,000		$1,775,500	$443,875

4e	Represents adjustment for Preferred Stock dividend accrual on $10,000,000 principal at the rate of 8% per annum, resulting in $200,000 dividend accrual for six months ended June 30, 2016 and $800,000 dividend accrual for year ended December 31, 2015. Preferred stock financing will not be required under the no conversion scenario.

5. Earnings Per Share

The following table summarizes the pro forma shares outstanding as of June 30, 2016:

1347 Capital Corp.

Pro-forma shares post merger

		Pro Forma
		Combined for
		Business Combination

1347 Capital shares outstanding, including shares subject to redemption		5,948,000

Common shares issued as consideration pursuant to Merger Agreement		2,200,005
1347 Capital oustanding rights converted at Merger, 10 rights for 1 common share	A	479,800
Common shares redeemed from 1347 Capital trust		(2,800,000)
Common shares issued to EarlyBirdCapital at Merger		100,000
Total pro forma common shares outstanding		5,927,805

Pro-Forma Outstanding Dilutive Securities At Merger:
Common shares underlying 4.6 million public warrants	B	2,300,000
Common shares underlying 198,000 private warrants	C	99,000
Common shares underlying $15 exercise price warrants	D	600,000
Common shares underlying underwriter purchase option for 300,000 Units	E	480,000
Common shares underlying Merger Warrants issued to Limbach owners as consideration	F	1,666,670
Common shares underlying Class A Preferred Stock	G	800,000

Total common shares outstanding at merger including common underlying dilutive securities		11,873,481

A	These rights were included in the Units issued in the Company’s initial public offering and the simultaneous private placement completed in 2014. A total of 4,798,000 rights are outstanding that will convert automatically into 479,800 common shares of 1347 Capital at consummation of the Business Combination in the ratio of 1 common share per 10 rights. The terms of the rights were established at the time of initial issuance in the initial public offering. While these rights have been included for the purposes of calculating pro forma outstanding shares, no adjustment is required for these rights and resulting common shares in the Unaudited Pro Forma Condensed Combined Balance Sheet since there are no proceeds associated with the conversion of these rights into common shares.
B	4,600,000 public warrants in total under $28,000,000 conversion scenario, 1 warrant to purchase 1/2 of a common share at $11.5 per common share, 5 year expiry. Warrants were included in the public Units issued at 1347 Capital’s IPO.
C	A private placement of 198,000 Units was completed simultaneously with the IPO. The terms of the warrants in private Units are the same as public warrants.
D	600,000 warrants issued to 1347 Capital’s Sponsor (1347 Investors LLC), warrants convert into 1 common share per warrant at an exercise price of $15 per common share, 7 year expiry.
E	Option issued to underwriters at 1347 Capital’s IPO to purchase 300,000 Units at a price of $10 per Unit. Unit terms are same as public Units i.e. each Unit includes 1 common share, 1 right that converts into 1/10 of common share automatically at merger, and 1 warrant to purchase 1/2 of common share at $11.5 with 5 year expiry.
F	666,670 Merger Warrants issued as consideration. Each of the 666,670 warrants is exercisable into 1 common share at $12.50, 7 year expiry. 1,000,006 Merger Warrants issued as consideration. Each of the 1,000,006 warrants is exercisable into 1 common share at $11.50, 7 year expiry.
G	$10,000,000 principal value Class A Preferred Stock convertible at the rate of $12.50 into 800,000 common shares.